Statement of Additional Information Supplement dated April 9, 2020
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Funds listed below:
Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. High Yield Fund
Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund
Invesco V.I. Core Plus Bond Fund	Invesco V.I. Managed Volatility Fund
Invesco V.I. Global Real Estate Fund	Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Government Money Market Fund	Invesco V.I. Small Cap Equity Fund
Invesco V.I. Government Securities Fund	Invesco V.I. Technology Fund
Invesco V.I. Health Care Fund	Invesco V.I. Value Opportunities Fund
This supplement amends the Statement of Additional Information for each of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), except as indicated immediately below.
This supplement supersedes the supplement dated March 27, 2020 in its entirety for the Funds listed above.
You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
The following information replaces in its entirety the fifth paragraph appearing under the heading “Purchase, Redemption and Pricing of Shares – Calculation of Net Asset Value” in the Statement of Additional Information for each Fund:
For All Other Funds: Each Fund generally determines its net asset value per share once daily on each day the NYSE is open for trading (a business day) as of approximately 4:00 p.m. Eastern Time (the customary close of regular trading) or earlier in the case of a scheduled early close. In the event of an unscheduled early close of the NYSE, each Fund generally still will determine its net asset value per share as of 4:00 p.m. Eastern Time on that business day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund’s net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund’s financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.
AVIF-SAI-SUP-1